Acquisitions and Disposal of Subsidiary	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Acquisitions and Disposal of Subsidiary

3.	Acquisitions and disposal of subsidiary
Asset acquisitions
In August 2020, the Group entered into purchase agreements with shareholders of Hainan Puluo Medical Technology Co., Ltd. (“Puluo”) to acquire 100% of Puluo’s equity ownership for a gross consideration of RMB2,063, among of which RMB1,500 was prepaid in 2020. In January 2021, the Group completed the acquisition. Puluo holds a medical institution license and a trademark and software copyright.
The Group evaluated the acquisition of the purchased assets under ASC
805-Business
Combination (ASC 805), and concluded that as substantially all of the fair value of the gross assets acquired is concentrated in an identifiable group of similar assets, the transaction did not meet the requirements to be accounted for as a business combination and therefore was accounted for as an asset acquisition.
The purchase price of the assets are as follows:

As of
December 31,
2021
Intangible assets- Medical institution license	3,708
Intangible assets- Trademark and software copyright	98

Total assets acquired	3,806
Deferred tax liabilities	(927)
Accrued expenses and other current liabilities	(816)

Total liabilities assumed	(1,743)

Net assets acquired	2,063

The Company recognized any excess consideration transferred over the fair value of the net assets acquired on a relative fair value basis to the identifiable net assets. The Company determined the estimated fair values using Level 3 inputs after review and consideration of relevant quoted market prices of comparable companies and relevant information.

Business acquisitions
In December 2021, the Group completed one business combination to complement its existing businesses with RMB nil consideration in exchange for 100% of Beijing Yifan Fengshun Medical Technology Co., Ltd.’s equity interest. The acquiree operates clinical trial patient recruitment services. The transaction was considered a business acquisition and therefore was recorded using the acquisition method of accounting. The consideration transferred was determined based on the acquisition-date fair value of the equity interest acquired, and was allocated based on the fair values of the acquired assets and liabilities, which were RMB 13,507 (including cash acquired of RMB 1,328) and RMB 13,809, respectively. Goodwill recognized in this acquisition amounted to RMB 302, which was primarily attributable to the synergies expected to be achieved from this acquisition. The goodwill recognized is not deductible for tax purposes.
Disposal of subsidiary
In May 2021, pursuant to a share purchase agreement, the Group transferred 100% ownership interest in Jinan Yifangda Pharmacy Co., Ltd. (“Yifangda”), a subsidiary of the Group, to third parties in return for cash consideration of Renminbi 1. As a result, the Group lost control over Yifangda. A disposal loss of RMB 252 was recognized under line-item “others, net” in the consolidated statement of comprehensive loss, which is the difference between the disposal consideration of Renminbi 1 and the carrying value in Yifangda, amounted to net assets of RMB 252.